UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 22, 2021

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 22, 2021, the Board of Directors of PPL Corporation (the “Company”) approved and adopted amendments to the Bylaws of the Company (as so amended, the “Bylaws”), effective October 22, 2021. The changes set forth in the Bylaws include, without limitation, the following:

•updating certain provisions regarding shareholder advance notice requirements to provide that, to be properly considered, nominations and proposals for other business to be brought before a shareholder meeting (other than those submitted under Rule 14a-8) must be submitted to the Company during a specified window of 90 to 120 days before the first anniversary of the prior year’s annual meeting (Article III, Sections 3.16 and 3.17);
•updating the notice requirements for shareholder proposals regarding board nominations or other proposed business (other than those submitted under Rule 14a-8) to provide for additional clarity and information (Article III, Sections 3.16 and 3.17);
•providing the Board of Directors with the ability to postpone, as well as adjourn, a shareholder meeting (Article III, Section 3.04(c));
•enabling the presiding officer of a shareholder meeting to prescribe rules, regulations and procedures of shareholder meetings (Article III, Section 3.06(b));
•removing antiquated references to telegraph, telex and TWX and providing for the use of electronic notice in addition to written notice (Article II, Section 2.01(a));
•requiring all director nominees to make certain representations regarding independence and disclosure obligations (Article III, Section 4.02(c)); and
•reflecting certain other updates and changes, including clerical enhancements.

As a result of the amendments to the shareholder advance notice requirements of the Bylaws, in order to be considered timely, nominations and proposals for other business to be brought before the shareholder meeting (other than those submitted under Rule 14a-8) by shareholders must be received by the Company no earlier than January 18, 2022 and no later than February 17, 2022.

The above summary is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated, a copy of which is attached hereto as Exhibit 3(ii).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	3(ii) -	Bylaws of PPL Corporation dated October 22, 2021
	104 -	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

Dated:  October 28, 2021